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                                                                   Exhibit 10.18


                                                             FEE # 040411002
                                                             OFFICIAL RECORDS
                                                             COCHISE COUNTY
                                                             DATE           HOUR
When Recorded Mail To:                                       04/09/04       3
                                                    REQUEST  OF
Monitor Finance, L.C. and First            FIDELITY NATIONAL TITLE
Capital Funding, L.C.                      CHRISTINE RHODES-RECORDER
3191 N. Canyon Road                        FEE :    10.00         PAGES :      5
Provo, UT 84604

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Escrow No. 105307-IQ

                      DEED OF TRUST AND ASSIGNMENT OF RENTS

DATE:    APRIL 5, 2004

TRUSTOR:          PENGE CORPORATION, A NEVADA CORPORATION
WHOSE ADDRESS IS: 1930 VILLAGE CENTER CIRCLE 3 #446, LAS VEGAS, NV 89134

BENEFICIARY:      MONITOR FINANCE, L.C. AND FIRST CAPITAL FUNDING, LC.
WHOSE ADDRESS IS: 3191 N. CANYON ROAD, PROVO, UTAH 84604

TRUSTEE: FIDELITY NATIONAL TITLE AGENCY INC. AN ARIZONA CORPORATION 333 W. WILCOX, SIERRA VISTA, AZ 85635

Property in COCHISE County, State of Arizona, described as:
SEE EXHIBIT ONE ATTACHED HERETO AND MADE A PART HEREOF




Together with all buildings, improvements and fixtures thereon.

This Deed of Trust, made on the above date between the Trustor, Trustee and Beneficiary above named:

WITNESSETH: That Trustor irrevocably grants and conveys to Trustee in Trust, with Power of Sale, the above described real property, together with leases, rents, issues, profits, or income thereof, (all of which are hereinafter called "property income") SUBJECT, HOWEVER, to the right, power, and authority hereinafter given to and conferred upon Beneficiary to collect and apply such property income; AND SUBJECT TO existing taxes, assessments, liens, encumbrances, covenants, conditions, restrictions, rights of way, and easements of record.

FOR THE PURPOSE OF SECURING: A. Performance of each agreement of Trustor herein contained, B. Payment of the indebtedness evidenced by promissory note or notes of even date herewith, and any extension or renewal thereof, in the principal sum of $330,000.00 executed by Trustor in favor of Beneficiary or order, C. Payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.



                                                          INITIALS KF
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TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:
(1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.
(2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.
(3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.
(4) To pay before delinquent, all taxes and assessments affecting said property, when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expanses of this Trust, including, without limiting the generality of the foregoing, the fees of Trustee for issuance of any Deed of Partial Release and Partial Reconveyance or Deed of Release and Full Reconveyance, and all lawful charges, costs, and expenses in the event of reinstatement of, following default in, this Deed of Trust or obligations secured hereby.
     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.
(5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee pursuant to the provisions hereof, together with interest from date of expenditure at the same rate as is provided for in the note secured by this Deed of Trust or at the highest legal rate, whichever be the greater rate. Any amounts so paid by Beneficiary or Trustee shall become a part of the debt secured by this Deed of Trust and a lien on said premises or immediately due and payable at option of Beneficiary or Trustee.

IT IS MUTUALLY AGREED:
(6) That any award of damages in connection with any condemnation or any such taking, or for injury to the property by reason of public use, or for damages for private trespass or injury thereto, is assigned and shall be paid to Beneficiary as further security for all obligations secured hereby (reserving unto the Trustor, however, the right to sue therefor and the ownership thereof subject to this Deed of Trust), and upon receipt of such moneys, Beneficiary may hold the same as such further security, or apply or release the same in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.
(7) That time is of the essence of this Deed of Trust, and that by accepting payment of any sum secured hereby after its due date, Beneficiary does nor waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.



                                                             INITIALS  KF
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                                   PAGE 2 OF 4
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(8) That at any time or from time to time, without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note(s) for endorsement, and without liability therefor, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, and without affecting the security hereof for the full amount secured hereby on all property remaining subject hereto, and without the necessity that any sum representing the value or any portion thereof of the property affected by the Trustee's action be credited on the indebtedness, the Trustee may: (a) release and reconvey all or any part of said property; (b) consent to the making and recording, or either, of any map or plat of the property or any part thereof;
(c) join in granting any easement thereon; (d) join in or consent to any extension agreement or any agreement subordinating the lien, encumbrance, or charge hereof.
(9) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said note(s) to Trustee for cancellation and retention, and upon payment of its fees, Trustee shall release and reconvey, without covenant of warranty, express or implied, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.
The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."
(10) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of this Trust, to collect the property income, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such property income as it becomes due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such property income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such property income, and the application thereof as aforesaid, shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.
(11) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice thereof, setting forth the nature thereof, and of the election to cause to be sold said property, under this Deed of Trust.
     Beneficiary also shall deposit with Trustee this Deed of Trust, said note(s) and all documents evidencing expenditures secured hereby.
     Trustee shall record and give notice of Trustee's sale in the manner required by law, and after the lapse of such time as may be required by law. Trustee shall sell, in the manner required by law, said property at public auction at the time and place fixed by it in said notice of Trustee's sale to the highest bidder for cash of lawful money of the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuance by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser its Deed conveying the property so sold, but without any covenant or warranty, expressed or implied. Any person, including Trustor, Trustee, or Beneficiary may purchase at such sale.
     After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale and reasonable attorney's, Trustee shall apply the proceeds of sale to payment of: All sums then secured hereby and all other sums due under the terms hereof. To the extent permitted by law, an action be maintained by Beneficiary to recover a deficiency judgment for any balance due hereunder.
     In lieu of sale pursuant to the power of sale conferred hereby, This Deed of Trust may be foreclosed in the same manner provided by law for the foreclosure of mortgages on real property, Beneficiary shall also have all other rights and remedies available to it hereunder at law or in equity. All rights and remedies shall be cumulative.
(12) That Beneficiary may appoint a successor Trustee in the manner prescribed by law. A successor Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor's title, estate, rights, powers and duties. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor.


                                                            INITIALS  KF
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(13) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder of the note(s) secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

(14) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.
     The undersigned Trustor requests that a copy of any notice of Trustee's sale hereunder be mailed to him at his address hereinbefore set forth.

Penge Corporation, a Nevada Corporation, a Nevada corporation





By:      /S/ KIRK FISCHER
     ------------------------
     Kirk Fischer, CEO


STATE OF ARIZONA
COUNTY OF         COCHISE
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This instrument was acknowledged before me the     6TH     day of  APRIL, 2004
                                               -----------        --------------
by       KIRK FISCHER, CEO
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         /S/ ISABEL QUIJANO
-----------------------------------
NOTARY PUBLIC
NOTARY EXPIRATION DATE:

Official Seal
ISABEL QUIJANO
Notary Public-Arizona
COCHISE COUNTY
My Commission Expires
June 15, 2007



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Escrow No. 105307-IQ
Title Order No. 00105307


                                   EXHIBIT ONE

Parcel 1:
The North half of Section 34, Township 18 South, Range 26 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona,
EXCEPT the North half of the North half of the North half of the North half, thereof, and

EXCEPT that portion described as follows:

Commencing at the Northwest corner of said Section 34;
Thence South 00 degrees, 03 minutes, 00 seconds West, 430.00 feet, along the West line of said Section 34 to the POINT OF BEGINNING;
Thence continuing South 00 degrees, 02 minutes, 00 seconds West, along the West line of said Section 34, a distance of 430.00 feet;
Thence South 89 degrees, 55 minutes, 22 seconds East, a distance of 750.00 feet; Thence North 00 degrees, 03 minutes, 00 seconds East, parallel to the West line of said Section 34, a distance of 430.00 feet;
Thence North 89 degrees, 55 minutes, 22 seconds West, a distance of 750.00 feet to the POINT OF BEGINNING.